UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): September 24, 2018
TRIUMPH GROUP, INC.
(Exact name of registrant as specified in its charter)
Delaware            1-12235                 51-0347963
(State or other jurisdiction of                    (IRS Employer Identification
incorporation)    (Commission File Number)         No.)

899 Cassatt Road, Suite 210                      19312
Berwyn, Pennsylvania                    (Zip Code)
(Address of principal executive offices)

(610) 251-1000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On September 24, 2018, John B. Wright II stepped down as Senior Vice President, General Counsel and Secretary of Triumph Group, Inc. (the "Company"). Mr. Wright is expected to remain at the Company through December 31, 2018. Mr. Wright will be succeeded by Jennifer H. Allen, who was appointed by the Company on September 24, 2018 as its Senior Vice President, General Counsel and Secretary.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: September 28, 2018                TRIUMPH GROUP, INC.

By: /s/ Jennifer H. Allen
Jennifer H. Allen
Senior Vice President, General
Counsel and Secretary